UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

QUALITY INDUSTRIAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-56239	35-2675388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Montgomery Street, San Francisco, CA 94104

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 706-0806

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	QIND	OTCID

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 – REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure

On November 10, 2025, Quality Industrial Corp. (the “Company” or “QIND”) released a shareholder letter providing an update on corporate governance, operational performance, financial progress, and the status of its transaction with Fusion Fuel Green PLC. The letter highlights QIND’s strengthened board structure, ongoing debt reduction, and investments to support growth at its operating subsidiary, Al Shola Al Modea Gas LLC.

A copy of the shareholder letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except as expressly stated by specific reference in such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Shareholder Letter dated November 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUALITY INDUSTRIAL CORP.

By:	/s/ John Paul Backwell
Name:	John Paul Backwell
Title:	Chief Executive Officer
Date:	November 10, 2025